Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement is dated as of January 31, 2011 (this “First Amendment”) among ALERIS INTERNATIONAL, INC., a Delaware corporation (“Aleris”), the other borrowers party hereto (together with Aleris, the “Borrowers”), the Lenders party hereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

The Borrowers, the lenders from time to time party thereto, the Administrative Agent, J.P. Morgan Securities Inc., as Syndication Agent, Barclays Capital, the investment banking division of Barclays Bank PLC, Deutsche Bank AG New York Branch and UBS Securities LLC, as Co-Documentation Agents, RBS Business Capital, a division of RBS Asset Finance Inc., a subsidiary of RBS Citizens Bank, N.A. as Senior Managing Agent, and Bank of America, N.A., Deutsche Bank AG New York Branch and JPMorgan Chase Bank, N.A., as Co-Collateral Agents, are parties to a Credit Agreement dated as of June 1, 2010 (the “Credit Agreement”).

Aleris has advised the Administrative Agent and Lenders of (i) the proposed issuance of new senior unsecured notes in an original principal amount of up to $500,000,000 pursuant to Section 10.04(xxx)(B) of the Credit Agreement (the “New Senior Unsecured Notes”), and (ii) one or more proposed dividends (each such dividend, a “Proposed Dividend”) to its shareholders pursuant to Section 10.03(viii) of the Credit Agreement, and in connection therewith, Aleris has requested that the Lenders agree to certain amendments to the Credit Agreement.

Each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, the Borrowers, the Administrative Agent and the Lenders agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this First Amendment. The following additional terms, as used herein, have the following respective meanings:

“Consenting Lender” means each Lender that consents to this First Amendment as evidenced by the receipt by Parker Hudson Rainer & Dobbs LLP, counsel to the Administrative Agent, of an executed counterpart signature page (which may be delivered by facsimile or pdf or other similar electronic transmission) evidencing such Lender’s consent and agreement to this First Amendment from such Lender prior to 10:00 A.M. (local time in New York City) on January 31, 2011.

“First Amendment Effective Date” means the date on which the conditions precedent specified in Section 2.02 hereof are satisfied (or waived in writing by the Consenting Lenders).

ARTICLE II

AMENDMENTS TO THE CREDIT AGREEMENT

Section 2.01 Amendments to the Credit Agreement.

(a) The Credit Agreement is hereby amended by deleting the definition of “Fixed Charge Coverage Ratio” and by substituting in lieu thereof the following new definition of “Fixed Charge Coverage Ratio”:

““Fixed Charge Coverage Ratio” shall mean and include, with respect to any Test Period, the ratio of (a) Consolidated EBITDA for such period minus Capital Expenditures that are funded by Aleris and its Wholly-Owned Subsidiaries and that are not Excluded Capital Expenditures; minus, cash taxes of Aleris and its Subsidiaries on a consolidated basis paid during such period to (b) Fixed Charges for such period. “Excluded Capital Expenditures” shall mean (i) Capital Expenditures by Aleris or its Subsidiaries made in China if at the time such Capital Expenditures are made Excess Availability is no less than $175,000,000; provided that if such Capital Expenditures are specifically funded with the proceeds of Revolving Loans or Swingline Loans and after giving effect to such Borrowings, Excess Availability is less than $175,000,000, then an amount equal to the difference between Excess Availability prior to giving effect to such Borrowing and $175,000,000 shall be considered Excluded Capital Expenditures; provided, further, that the amount of such Capital Expenditures shall not exceed $75,000,000 in any Test Period; and (ii) Capital Expenditures that were specifically funded by (x) Indebtedness (other than a Revolving Loan or Swingline Loan), or (y) with respect to Capital Expenditures by Aleris or its Subsidiaries made in China or by Aleris or its Subsidiaries organized under the Laws of Brazil made in Brazil, the proceeds from the sale of Equity Interests of Aleris (without duplication with any Cure Amount), or (z) with respect to all other Capital Expenditures, the proceeds of up to $25,000,000 per Test Period from the sale of Equity Interests of Aleris (without duplication with any Cure Amount).”

(b) The Credit Agreement is hereby amended by deleting clause (viii) of Section 10.03 of the Credit Agreement and by substituting in lieu thereof the following new clause (viii):

“(viii) Aleris may pay Dividends (including in cash), so long as (a) the Distribution Conditions are satisfied (both before and after giving effect to any such Dividends), (b) such Dividends are made with the proceeds of any substantially contemporaneous issuance of Qualified Equity Interests by Aleris or any direct or indirect parent of Aleris to the extent such proceeds shall have actually been received by Aleris, or (c) such Dividends are made with the proceeds of the substantially contemporaneous issuance of the New Senior Unsecured Notes (as defined in the First Amendment to the Credit Agreement), in an aggregate amount of up to $500,000,000, to the extent such proceeds shall have actually been received by Aleris; provided, however, that if any portion of the amount permitted to be paid as a Dividend pursuant to clause (c) above is not paid as a Dividend substantially contemporaneously with the issuance of such New Senior Unsecured Notes, such remaining amount shall only be permitted to be paid as a Dividend if the Distribution Conditions for such remaining Dividend are satisfied (both before and after giving effect to any such remaining Dividend), provided, further, that, the amount of Dividends made under this clause (c) shall be excluded from the calculation of the Fixed Charge Coverage Ratio for all purposes under this Agreement.”

Section 2.02 Conditions to Effectiveness of this First Amendment. This First Amendment, and each of the amendments contained herein, shall become effective on the date (the “First Amendment Effective Date” when each of the following conditions precedent have been fulfilled (or waived) to the reasonable satisfaction of the Administrative Agent:

(a) Execution and Delivery of this First Amendment. The Administrative Agent shall have received counterparts of this First Amendment duly executed by the Borrowers and the Administrative Agent and duly consented to by the Required Lenders.

(b) Acknowledgement. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Persons (other than Borrowers) who are or are required by the Credit Documents to be Credit Parties.

(c) Payment of Fees. All costs, fees and expenses due to the Administrative Agent and the Lenders on or before the First Amendment Effective Date pursuant to the Credit Documents shall have been paid.

(d) Counsel Fees. Parker Hudson Rainer & Dobbs LLP (“Parker Hudson”) shall have received full payment from the Borrowers of the fees and expenses of Parker Hudson described in Section 4.05 of this First Amendment which are billed through the First Amendment Effective Date.

(e) Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent. All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this First Amendment or in any other document delivered in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and Parker Hudson, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent may reasonably have requested, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section 2.02(e) shall be delivered to the Administrative Agent no later than the First Amendment Effective Date.

Section 2.03 Waiver and Effects of this First Amendment.

(a) On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Amendment. The rights and obligations of the parties hereto shall be governed (i) prior to the First Amendment Effective Date, by the Credit Agreement and (ii) on and after the First Amendment Effective Date, by the Credit Agreement as amended by this First Amendment. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

(b) Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document or of any other term or condition of the Credit Agreement or any other Credit Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement and the other Credit Documents, as amended or supplemented to date (including by means of this First Amendment).

Section 2.04 Certifications Regarding Issuance of New Senior Unsecured Notes and Making of Proposed Dividend. The Borrowers acknowledge and agree that, (i) upon the issuance of the New Senior Unsecured Notes, Aleris shall deliver to Administrative Agent a duly executed certificate demonstrating compliance with Section 10.04(xxx)(B), and (ii) upon the making of any Proposed Dividend, Aleris shall deliver to Administrative Agent a duly executed certificate demonstrating the

Proposed Dividend’s compliance with Section 10.03(viii) of the Credit Agreement, as amended by this Amendment, in each case in form and substance reasonably satisfactory to Administrative Agent.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties. In order to induce the Consenting Lenders to consent to the amendments contained herein, each of the Borrowers represents and warrants as set forth below:

(a) After giving effect to this First Amendment, the Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendments to the Credit Agreement effected pursuant to this First Amendment or by the execution, delivery, performance or effectiveness of this First Amendment.

(b) Each Borrower reaffirms as of the date hereof and the First Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Collateral Document and other Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this First Amendment on the First Amendment Effective Date. Each Borrower further confirms that each Collateral Document and other Credit Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be amended by this First Amendment.

(c) This First Amendment constitutes the legal, valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 2.02(b) of this First Amendment constitute all of the Persons who (together with the Borrowers) are or are required under the terms of the Credit Documents to be Credit Parties.

(e) Each Borrower has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, this First Amendment and the Credit Agreement as amended by this First Amendment and has taken all necessary corporate, partnership or limited or unlimited liability company action, as the case may be, to authorize the execution and delivery by it of this First Amendment.

(f) As of the First Amendment Effective Date (and giving effect to this First Amendment), no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment or the Credit Agreement as amended by this First Amendment that would constitute an Event of Default or a Default.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Headings. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

Section 4.02 Execution in Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile or pdf or other similar electronic transmission shall be effective as an original.

Section 4.03 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.04 Entire Agreement. This First Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 4.05 Fees and Expenses. The Borrowers jointly and severally agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Parker Hudson, counsel to the Administrative Agent.

Section 4.06 Credit Document Pursuant to Credit Agreement. This First Amendment is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ALERIS INTERNATIONAL, INC.,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Executive Vice President and Chief Financial Officer

ALERIS ROLLED PRODUCTS, INC.,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS ROLLED PRODUCTS, LLC,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS ROLLED PRODUCTS SALES CORPORATION,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

IMCO RECYCLING OF OHIO, LLC,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

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ALERIS RECYCLING, INC.,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS SPECIFICATION ALLOYS, INC.,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS SPECIALTY PRODUCTS, INC.,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS RECYCLING BENS RUN, LLC,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ETS SCHAEFER, LLC,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS OHIO MANAGEMENT, INC.,
as a Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

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ALERIS SPECIFICATION ALLOY PRODUCTS CANADA COMPANY,
as Canadian Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	President

ALERIS SWITZERLAND GMBH,
as European Borrower

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Managing Director

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent and Co-Collateral Agent

	By:	/s/ John Yankauskas
		Name:	John Yankauskas
		Title:	Sr. Vice President

REQUIRED LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ John Yankauskas
		Name:	John Yankauskas
		Title:	Sr. Vice President

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as a Canadian Lender

	By:	/s/ Clara McGibbon
		Name:	Clara McGibbon
		Title:	Assistant

JPMORGAN CHASE BANK, N.A., as Co-Collateral Agent and a Lender

	By:	/s/ Katherine Cliffel
		Name:	Katherine Cliffel
		Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

	By:	/s/ Auggie Marchetti
		Name:	Auggie Marchetti
		Title:	Sr. Vice President & Region Manager

JPMORGAN CHASE BANK, N.A. (LONDON BRANCH), as a Lender

	By:	/s/ Tim Jacob
		Name:	Tim Jacob
		Title:	Sr. Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as Co-Collateral Agent, Documentation Agent, and a Lender

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

BARCLAYS BANK, PLC,
through its division Barclays Capital, as a Documentation Agent and a Lender

By:	/s/ Michael J. Mozer
	Name:	Michael J. Mozer
	Title:	Assistant Vice President

UBS AG, STAMFORD BRANCH , as a Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

UBS SECURITIES LLC , as Documentation Agent

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

UBS AG CANADA BRANCH , as a Canadian Lender

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy W. Kenealy
	Name:	Timothy W. Kenealy
	Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory J. Hall
	Name:	Gregory J. Hall
	Title:	Vice President

PNC BANK CANADA BRANCH, as a Canadian Lender

By:	/s/ Mike Danby
	Name:	Mike Danby
	Title:	Assistant Vice President

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